DERIVATIVE RELATED TO SERVICE AGREEMENT (Details Textual) (USD $)	1 Months Ended
	Nov. 21, 2011		Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Derivative, Service Agreement consideration	15%
Issuance warrants to purchase of common stock	480,022	[1]
Transaction (Bio Dollar) Qualified Financing Arrangement	$ 100,000,000	[1]
Additional Fees To Be Paid	2.50%	[1]
Value for Excersise Price of Shares	2,500,000
Warrant Exercise price per share	$ 5.148
Derivative Liability, Fair Value, Gross Liability	438,000
Derivative Liabilities, Noncurrent			470,000	1,436,000
Payments of Derivative Issuance Costs	$ 50,000

[1]	Expected dividend yield — was based on the fact that the Company has not paid dividends to Ordinary its stockholders in the past and does not expect to pay dividends to stockholders in the foreseeable future.